                                                                   EXHIBIT 10.38

                               SERVICE AGREEMENT
                            FOR RATE SCHEDULE FTS-7

     This, Service Agreement, made and entered into this 23rd day of March, 1995, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and BOSTON GAS COMPANY herein called "Customer", whether one or more),

                             W I T N E S S E T H:

     WHEREAS, the Federal Energy Regulatory Commission required Pipeline to restructure Pipeline's services to reflect compliance with Order Nos. 636, 636-A, and 636-B (collectively hereinafter referred to as "Order No. 636"); and

     WHEREAS, by order issued January 13, 1993 (62 FERC P61,015) and order issued April 22, 1993 (63 FERC P61,100), the Federal Energy Regulatory Commission accepted Pipeline's revised tariff sheets filed in compliance with Order No. 636 to become effective June 1, 1993, subject to certain conditions set forth in the April 22, 1993 order; and

     WHEREAS, Algonquin Gas Transmission Company ("Algonquin") made its final Order No. 636 service elections on May 3, 1993 pursuant to the April 22, 1993 order and Pipeline filed revised tariff sheets to become effective June 1, 1993 in compliance with the April 22, 1993 order; and

     WHEREAS, Customer is also a customer of Algonquin; and

     WHEREAS, Algonquin, in compliance with Order No. 636 and Federal Energy Regulatory Commission orders issued in Docket No. RS92-28, is assigning its firm service rights on Pipeline directly to its customers; and

     WHEREAS, Customer's service rights hereunder are part of Algonquin's service rights being assigned to its customers; and

     WHEREAS, Pipeline and Customer now desire to enter into this Service Agreement to reflect the assignment of Algonquin's service rights to Customer;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                   ARTICLE I
                              SCOPE OF AGREEMENT

     Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FTS-7, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FTS-7, Pipeline agrees to deliver for Customer's account quantities of natural gas up to Customer's MDQ. Customer's MDQ is as follows:

                              SERVICE AGREEMENT
                            FOR RATE SCHEDULE FTS-7
                                  (Continued)

                   Maximum Daily Quantity (MDQ)  29,915 dth


     Pipeline shall receive for Customer's account, at the Customer Point(s), for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at the CNG Point(s), such daily quantities tendered up to such Customer's MDQ.

     Pipeline shall receive for Customer's account, at the CNG Point(s), for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at the Customer Point(s), such daily quantities tendered up to such Customer's MDQ.

     Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage, as specified in the executed service agreement. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ, as specified in the executed service agreement.

                                  ARTICLE II

                               TERM OF AGREEMENT

     This Service Agreement shall become effective on June 1, 1993, and shall continue in force and effect until April 15, 2000 and from year to year thereafter unless terminated by either party upon twenty-four months' prior written notice. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty
(30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill. Notwithstanding the foregoing, service shall not be terminated unless and until Pipeline has received abandonment authority pursuant to Section 7 of the Natural Gas Act.

                               SERVICE AGREEMENT
                            FOR RATE SCHEDULE FTS-7
                                  (Continued)

     Customer shall have the right to oppose Pipeline's application to the Federal Energy Regulatory Commission, or any successor agency, for such abandonment authority. For the 120 days following termination of this Service Agreement, Pipeline shall utilize its best efforts to provide Customer with such additional interruptible transportation service, to be provided pursuant to Rate
Schedule IT-1 or successor of Rate Schedule IT-1, as is necessary for Customer to withdraw and receive delivery of all gas remaining in storage pursuant to CNG's Rate Schedule GSS.

     Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                  ARTICLE III

                                 RATE SCHEDULE

     This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FTS-7 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

     Customer shall pay Pipeline for, all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FTS-7 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed.

     Pipeline shall have the right from time to time, by the filing of a revised rate schedule, to increase or decrease the rates, to change the form of the applicable rate schedule and to take such other and further action with respect thereto without further consent by Customer and such changes in rates and other changes shall become the Rate Schedule and Terms and Conditions under which the gas shall be transported hereunder. Customer shall have the right to oppose any of the foregoing and to request reduction in rates to the extent that Customer is legally permitted to do so under the Natural Gas Act.

                               SERVICE AGREEMENT
                            FOR RATE SCHEDULE FTS-7
                                  (Continued)

                                  ARTICLE IV

                      CUSTOMER POINT(S) AND CNG POINT(S)

     Natural gas to be received by Pipeline for Customer's account for service hereunder shall be received on the outlet side of the measuring station at or near the following designated Customer Point(s) or CNG Point(s), and natural gas to be delivered by Pipeline for Customer's account hereunder shall be delivered at the outlet side of the measuring stations at or near the following designated CNG Point(s) or Customer Point(s), in accordance with the Maximum Daily Receipt Obligation (MDRO) plus Applicable Shrinkage, Maximum Daily Delivery Obligation
(MDDO), receipt and delivery pressure obligations and measurement responsibilities indicated below for each:

                         Maximum                                      Measurement
                         Daily                 Pressure               Responsi-
   Customer Point        Obligation           Obligation              bilities
----------------------   ----------     -----------------------       ------------
1.  In Hunterdon         29,915 dth     As requested by               Pipeline
    County, NJ, and                     customer not to exceed
    designated by                       750 psig
    Pipeline as
    Measuring Station
    70087

2.  In Morris County,    29,915 dth     As requested by               Pipeline
    NJ, and designated                  customer not to exceed
    by Pipeline as                      750 psig
    Measuring Station
    71078

3.  AGT - Boston Gas           0               N/A                        N/A
    Company for
    nomination
    purposes only
    79818

                         Maximum                                      Measurement
                         Daily                 Pressure               Responsi-
      CNG Point          Obligation           Obligation              bilities
----------------------   ----------     -----------------------       ------------
1.  In Westmoreland      29,915 dth     At such pressure              Pipeline
    County, PA, and                     necessary to enter
    designated by                       Pipeline's facilities
    Pipeline as                         not to exceed the
    Measuring Station                   Maximum Allowable
    75082                               Operating Pressure

2.  In Clinton County         0 dth     At such pressure              CNG
    PA, and designated                  necessary to enter            Transmission
    by Pipeline as                      Pipeline's facilities
    Measuring Station                   not to exceed the
    75931                               Maximum Allowable
                                        Operating Pressure

                               SERVICE AGREEMENT
                            FOR RATE SCHEDULE FTS-7
                                  (Continued)

provided, however, receipt of gas by Pipeline for Customer's account at Customer Point(s) shall be accomplished solely by the displacement of gas quantities otherwise deliverable to Customer by Pipeline pursuant to other contractual arrangements between Pipeline and Customer, and which quantities shall be billed by Pipeline and paid by Customer as if such deliveries in fact occurred pursuant to the relevant contractual arrangements;

further provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations at each of the Customer Points described above, including Pipeline's maximum daily delivery obligations under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

          Customer             Aggregate Maximum
           Point          Daily Delivery Obligation
          -------         -------------------------
          No. 1                       157,064 dth
          No. 2                        72,571 dth

and provided further that Pipeline shall have no obligation to deliver natural gas designated as MDQ at any Customer Point other than that listed below:

                                Customer Point
                                --------------

     Measuring Station 70087, Hunterdon County, New Jersey


                                   ARTICLE V

                                    QUALITY

     All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications.

                                  ARTICLE VI

                                   ADDRESSES

     Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may

                               SERVICE AGREEMENT
                            FOR RATE SCHEDULE FTS-7
                                  (Continued)

desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows

      (a) Pipeline: TEXAS EASTERN TRANSMISSION CORPORATION
                    5400 Westheimer Court
                    Houston, TX 77056-5310

      (b) Customer: BOSTON GAS COMPANY
                    One Beacon Street
                    Boston, MA 02108

or such other address as either party shall designate by formal written notice.

                                  ARTICLE VII

                                  ASSIGNMENTS

     Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other.


                                 ARTICLE VIII

                                INTERPRETATION

     The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

     This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                               SERVICE AGREEMENT
                            FOR RATE SCHEDULE FTS-7
                                  (Continued)


                                  ARTICLE IX

                       CANCELLATION OF PRIOR CONTRACT(S)

     This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                                     None

                               SERVICE AGREEMENT
                            FOR RATE SCHEDULE FTS-7
                                  (Continued)


     IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.


                                   TEXAS EASTERN TRANSMISSION CORPORATION



                                   By /s/ Robert B. Evans
                                      ------------------------------------------
                                          Vice President



ATTEST:



   /s/ Robert W. Reed
-----------------------------------
      ROBERT W. REED
   CORPORATE SECRETARY


                                   BOSTON GAS COMPANY



                                   By /s/ William R. Luthern
                                     -------------------------------------------


ATTEST:


   /s/ Christopher Gulick
-----------------------------------